Exhibit 10.1
FIRST AMENDMENT TO THE
FIRST COMMONWEALTH FINANCIAL CORPORATION
NON-QUALIFIED DEFERRED COMPENSATION PLAN

This Amendment is made to the First Commonwealth Financial Corporation Non-Qualified Deferred Compensation Plan, as amended and restated effective December 18, 2017. This Amendment is effective as of January 1, 2020, by First Commonwealth Financial Corporation (the “Company”).

BACKGROUND

A.    The Company previously adopted and currently maintains the First Commonwealth Financial Corporation Non-Qualified Deferred Compensation Plan, as amended and restated effective December 18, 2017, and as further amended from time to time (the “Plan”).

B.    The Company desires to amend the Plan to (i) add a supplemental matching contribution feature to the Plan, (ii) clarify the types of Compensation that are eligible to be deferred under the Plan, (iii) clarify the group of employees who are eligible to participate in the Plan, (iv) provide the ability of an Employer to make discretionary non-elective contributions under the Plan, (v) clarify procedures for making deferral and distribution elections under the Plan, and (vi) clarify other routine administrative matters under the Plan.

C.    Section 11.1 of the Plan reserves the right to the Compensation and Human Resources Committee to amend the Plan at any time.

AMENDMENTS

1.    The following new Section 1.7 is added to the Plan, and the remaining Sections in Article I are renumbered appropriately:

    “1.7    “Basic 401(k) Plan” means the First Commonwealth Financial Corporation 401(k) Retirement Savings and Investment Plan, as may be amended and restated from time-to-time.”

2    The following new Section 1.11 is added to the Plan, and the remaining Sections in Article I are renumbered appropriately:

    “1.11    “Commission” means that portion of a Participant’s Compensation attributable to amounts earned from the Employer’s commission programs, which generally provide for a payment of Compensation equal to a percentage of a sale.

3.    Section 1.11 of the Plan is deleted and replaced with the following:

Exhibit 10.1
    “1.12 “Compensation” shall have the same meaning as “Compensation” under the Basic 401(k) Plan, and additionally, Compensation under this Plan shall be calculated before reduction for amounts voluntarily deferred or contributed by the Participant to all nonqualified plans of the Employer and shall be calculated without regard to any limits under the Basic 401(k) Plan or the Code.

4.    Section 1.13 of the Plan is deleted and replaced with the following:

    “1.14 “Deferral Agreement” means for Elective Contributions on or after January 1, 2018, an agreement or agreements on which an applicable Participant shall be entitled to defer Base Compensation, Commissions, and/or Incentive Compensation that is earned for the applicable Plan Year and to elect the time and form of distribution for such Elective Contributions and (effective January 1, 2020) any Matching Contributions credited to the Participant’s Aggregate Account for the applicable Plan Year.”

5.    The following sentence is added after the end of current Section 1.14 (but renumbered Section 1.15) of the Plan (“Deferred Compensation”):

    “For Plan Years commencing on and after January 1, 2020, “Deferred Compensation” also includes that portion of a Participant’s Compensation that he or she would have earned for the calendar year under a Commission program of the Employer, but for an election to defer Commissions.”

6.    Section 1.21 of the Plan is deleted and replaced with the following:

    “1.21 “Executive Employee means an Employee who is a member of the Employer’s select group of management or highly compensated employees within the meaning of Section 201(2) of the Act (29 USC § 1051(2)). For these purposes, commencing January 1, 2020, Employees who, in the immediately preceding Plan Year (i.e., the “look-back” year) were in the top ten percent (10%) of Employees as determined by Compensation, shall be considered a member of the “Employer’s select group of management or highly compensated employees.”

7.    The following new Section 1.30 is added to the Plan, and the remaining Sections in Article I are renumbered appropriately:

    “1.30 “Matching Contribution” means a contribution made by the Employer on behalf of a Participant pursuant to Section 4.2 of the Plan.

8.    Section 1.28 of the Plan is deleted and replaced with the following:

    “1.31 “Non-Elective Contribution” means a discretionary contribution made by the Employer on behalf of a Participant other than an Elective Contribution or Matching Contribution.”

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9.    The following new Section 1.35 is added to the Plan, and the remaining Sections in Article I are renumbered appropriately:

    “Participant’s Matching Contribution Account” means the account established and maintained by the Administrator for each Participant with respect to his or her interest in the Plan resulting from Matching Contributions.”

10.    The following sentence is added after the end of current Section 1.40 (“Specified Employees”):

    “For purposes of identifying Specified Employees who are officers of the Employer, such officers shall be ranked by their “415 Compensation” as defined under the Basic Plan.”

11.    The following new paragraph is added after the last sentence in Section 2.2:

    “For Plan Years commencing on and after January 1, 2020, this Plan allows the Employer to provide Matching Contributions to eligible Participants and to make Non-Elective Contributions in any amount (or no amount at all) to Participants.”

12.    The first paragraph of Section 4.1(a) is deleted and replaced with the following:

    “(a) Base Compensation Deferrals. Any Participant who is a Participant on the first day of a Plan Year may, but is not required to, enter into a Salary Reduction Agreement (or for Plan Years beginning on and after January 1, 2018, a Deferral Agreement) with the Employer, or if applicable, with the subsidiary or affiliate employing the Participant. The Deferral Agreement shall provide for the Participant’s Base Compensation to be reduced by the percentage that such Participant elects, which shall not be less than one percent (1%) nor more than twenty-five percent (25%), in whole integer percentages. Such amount, along with a Participant’s Incentive Compensation deferrals under Section 4.1(b) below constitute the Participant’s Deferred Compensation. For the purpose of assisting the Employer and the Administrator in recording the amount of Deferred Compensation, and for providing additional assurance to the Participant of his/her rights thereto under certain circumstances, all as provided herein and in the Trust Agreement, the Employer shall make an Elective Contribution on behalf of each such Participant, equal to the Participant’s elected Deferred Compensation for the Plan Year, in the manner provided below. The amount of such Elective Contribution attributable to Base Compensation deferrals, as calculated at the beginning of each Plan Year, shall be conveyed and transferred to the Trustee in as level an amount as possible over the number of paychecks in that Plan Year.

13.    The following new Sub-Section 4.1(b) is added to the Plan, and the current Sub-Section 4.1(b) is renumbered as 4.1(c):

    “(b) Commission Deferrals. On or after the Plan Year commencing January 1, 2020, any Participant who is entitled to defer Commissions under the Basic

Exhibit 10.1
401(k) Plan also may enter into a Deferral Agreement prior to the first day of the Plan Year with the Employer, or if applicable, with the subsidiary or affiliate employing the Participant, under which the Participant’s Commission-based Compensation earned for such Plan Year may be reduced by the percentage that such Participant elects. Such percentage may not be less than one percent (1%) nor more than twenty-five percent (25%), in whole integer percentages. Such amount, along with a Participant’s Base Compensation and Incentive Compensation deferrals constitute the Participant’s Deferred Compensation. For the purpose of assisting the Employer and the Administrator in recording the amount of Deferred Compensation, and for providing additional assurance to the Participant of his/her rights thereto under certain circumstances, all as provided herein and in the Trust Agreement, the Employer shall make an Elective Contribution on behalf of each such Participant, equal to the Participant’s elected Deferred Compensation for the Plan Year, in the manner provided below. The amount of such Elective Contribution attributable to Commission deferrals shall be calculated each pay period and shall be equal to (i) the Commission deferral percentage elected by the Participant, multiplied by (ii) the amount of Commissions earned for that particular pay period. Notwithstanding the foregoing, the amount of such Elective Contribution attributable to “sales commission compensation” as described under the Treasury Regulations Section 1.409A-2(a)(12)(i) shall be conveyed and transferred to the Trustee by withholding and remitting the applicable percentage deferred from each commission that the Employer receives, in a manner consistent with Treasury Regulations Section 1.409A-2(a)(12)(i). Additionally, the amount of “investment commission compensation” deferred shall be conveyed to the Trustee in a manner consistent with Treasury Regulations Section 1.409A-2(a)(12)(ii).”

14.    The following new Section 4.2 is added to the Plan, and the remaining Sections in Article IV are renumbered appropriately:

    “4.2 Matching Contributions. If and only if a Participant’s matching contribution under the Basic 401(k) Plan was maximized because of the applicable limits under the Code and Basic 401(k) Plan for the Plan Year, the Employer shall make a contribution to this Plan on behalf of such Participant for that Plan Year, regardless of whether the Participant has elected to have Elective Contributions made on his or her behalf, equal to (i) 6% of the Participant’s Compensation, less (ii) the amount of matching contributions that have been contributed to the Participant’s account under the Basic 401(k) Plan for the applicable Plan Year. In no event may this amount be less than $0.00.”

15.    The following is added after the end of Section 4.3 (as renumbered consistent with this Amendment):

    “Notwithstanding the foregoing, effective for Plan Years beginning on and after January 1, 2020, the Employer, in its sole discretion, may, but is not required to, make a contribution in any amount that it desires on behalf of a Participant, regardless of whether the Participant has elected to have Elective Contributions

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made on his or her behalf, for a particular Plan Year. The amount so contributed to a Participant may be smaller or larger than the amount contributed to any other Participant, and the amount contributed to any Participant for a Plan Year may be $0.00, even though one or more Participants receive a Non-Elective Contribution for that Plan Year. Such Non-Elective Contribution, if any, shall be credited to the Participant’s Non-Elective Account for the applicable Plan Year on the date or dates to be determined by the Committee. If not otherwise specified in an employment or other agreement entered into between the Participant and the Employer, the amount of a Participant’s Non-Elective Contribution shall be set forth in writing in one or more documents, which shall be deemed to be incorporated into this Plan, no later than the date on which such Non-Elective Contribution is credited to the Participant’s Non-Elective Account.”

16.    The following new Section 4.5 is added to the Plan:

    “4.5 Tax Withholding

    For each Plan Year in which Deferred Compensation is contributed to the Plan, the Employer shall withhold from that portion of the Participant’s base salary, commissions, annual and long-term bonus payments, and other compensation that is not being deferred, in a manner determined by the Employer, the Participant’s share of FICA, federal, state, local, and other applicable taxes on such Deferred Compensation that is required to be withheld. If necessary, the Employer may reduce the Deferred Compensation in order to comply with such tax withholding requirements. Additionally, the Employer or the Trustee shall withhold from any payments made to a Participant under this Plan all federal, state, and local income, employment, and other taxes required to be withheld by the Employer or the Trustee in connection with such payments, in such a manner determined by the Employer and Trustee.”

17.    The following new Section 5.2 is added to the Plan, and the remaining Sections in Article V shall be renumbered appropriately:

    “5.2 Vesting in Matching Contributions

        A Participant shall vest in the Matching Contributions that have been made on his or her behalf in accordance with the same schedule that applies to safe harbor matching contributions made on behalf of the Participant in the same Plan Year under the Basic 401(k) Plan.”

18.    The following is added after the end of Section 5.3 (as renumbered consistent with this Amendment):

    “Notwithstanding the foregoing, effective for Plan Years beginning on and after January 1, 2020, a Participant shall vest in the Non-Elective Contributions that have been made on his or her behalf in accordance with a schedule established by the Committee at the time such Non-Elective Contribution is made. If the

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Committee does not establish such a schedule, the vesting schedule shall be the same vesting schedule that applies to non-safe harbor contributions under the Basic 401(k) Plan.”

19.    The following new Section 5.4 is added to the Plan:

    “5.4    Change in Control

        Notwithstanding anything to the contrary contained in this Plan, in the event of a Change in Control, any amounts that are not vested under this Plan shall immediately become 100% vested.”

20.    The first sentence of Section 6.1.a is deleted and replaced with the following:

    “All contributions and earnings therein which are held in a Participant’s Elective Account, Matching Contribution Account, and Non-Elective Account (which, in the aggregate, shall constitute a Participant’s Aggregate Account) shall be invested in the Investment Funds maintained under the Trust.”

21.    The last sentence in Section 7.1.b is amended to read as follows:

    “Notwithstanding the foregoing, for Plan Years commencing on or after January 1, 2020, a Participant may alternatively elect for that one or more Plan Year’s Elective Contributions, any Matching Contributions, plus earnings thereon be distributed in accordance with Section 7.1.c or 7.1.h, in lieu of under this Section.”

22.    The last sentence in Section 7.1.c is amended to read as follows:

    “For amounts deferred on or after January 1, 2020, a Participant may elect in his or her Deferral Agreement for a Plan Year to receive the Elective Contributions, any Matching Contributions, and earnings attributable to such contributions for the applicable Plan Year on the later of termination of employment or Early Retirement Age.”

23.    The first sentence in Section 7.1.h is amended to read as follows:

    “For amounts deferred on or after January 1, 2020, a Participant may elect in his or her Deferral Agreement for a Plan Year to receive the Elective Contributions, any Matching Contributions, and earnings attributable to such contributions for the applicable Plan Year on a Specified Date.”

24.    The following new paragraph is added after the end of Section 7.2C:

    “Effective for Plan Years beginning on and after January 1, 2020, the forms of distribution described above also shall be available with respect to a Participant’s Matching Contribution Account and Non-Elective Account. If a Participant fails

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to make a distribution election, or fails to specify the form of payment in a distribution election with respect to Elective Contributions and Matching Contributions for a Plan Year, the form of distribution shall be a lump sum commencing as soon as practicable after the later of the Participant’s Separation from Service (or such later date as may be required under Section 409A of the Code if the Participant is a Specified Employee) or attainment of Normal Retirement Age. The Employer shall specify the time and form of payment of any Non-Elective Contributions at the time it approves the crediting of such Non-Elective Contributions. If the Employer does not specify a time and form of payment, the default time and form of payment of Non-Elective Contributions shall be a lump sum commencing as soon as practicable after the later of the Participant’s Separation from Service (or such later date as may be required under Section 409A of the Code if the Participant is a Specified Employee) or attainment of Normal Retirement Age.

25.    Section 9.3 of the Plan is deleted and replaced with the following:

    “Powers and Responsibilities of the Committee and Chief Executive Officer

    The Employer’s Chief Executive Officer shall be eligible to participate in the Plan. The Employer’s Chief Executive Officer also may permit additional Participants into the Plan from time to time and provide exceptions and waivers as to any provision thereof, provided no such exception or waiver shall reduce the benefit to which a Participant is otherwise entitled under any provision hereof. The Committee shall have the power to amend and terminate the Plan to the extent provided by Article XI hereof.”

26.    The remainder of the Plan shall remain unchanged.

[Signature Page follows]

Exhibit 10.1
The Company has caused this Amendment to be executed on its behalf, by its officer duly authorized on the first date written above.

                FIRST COMMONWEALTH FINANCIAL CORPORATION

Attest:

/s/ Matthew C. Tomb
By: Matthew C. Tomb
Its: Executive Vice President, Secretary

                            /s/ T. Michael Price
                            By: T. Michael Price
                            Its: President and Chief Executive Officer